Exhibit 99.1

Ingevity Corporation 5255 Virginia Avenue North Charleston, SC 29406 USA www.ingevity.com

News	Contact: Laura Woodcock 843-746-8197 media@ingevity.com

Investors: Jack Maurer 843-746-8242 investors@ingevity.com

Ingevity to reduce costs, staffing in response to coronavirus

NORTH CHARLESTON, S.C., June 2, 2020 – Ingevity Corporation (NYSE:NGVT) today announced a cost-reduction initiative to realign its cost structure in response to reduced demand for some of its products as a result of the coronavirus.

“The strategic actions we are taking will not only enable us to better weather the difficult times ahead, but will strengthen and bolster our performance going forward,” said Rick Kelson, chairman of the board, and interim president and CEO.

Kelson said the company will:
a.Streamline manufacturing processes, including the temporary furlough of certain production employees;
b.Decrease outside spending on consultants and services;
c.Reduce certain benefits for salaried employees, including the suspension of matches to employee 401(k) retirement and deferred compensation programs; and
d.Reduce and restructure headcount through an early retirement initiative and other employment reductions.

“These programs will lower both our cost of goods sold (COGS) and selling, general & administrative (SG&A) costs,” said Kelson. “Some of these measures are temporary, but many are permanent; and as such will give us a leaner cost basis for the future.”

The company stated that the cost reductions should enable it to remain within the revised guidance range it set forth in its first quarter 2020 earnings release. Ingevity stated on April 29, 2020, that it expects fiscal year 2020 sales of between $1.10 billion and $1.20 billion and adjusted EBITDA of between $310 million and $350 million. Kelson stated on the April 30, 2020, conference call that the company expects more significant impacts from the coronavirus to begin in the second quarter.

“We’re working from a platform of financial strength, and we’re working to control what we can control in a tumultuous environment,” said Kelson. “These steps – in combination with the focused execution by our businesses – in the long run will make Ingevity a more efficient, and more profitable company coming out of the current economic downturn.”

The company will record a pre-tax charge in the company’s second quarter 2020 financial results as part of the restructuring.

Ingevity: Purify, Protect and Enhance
Ingevity provides specialty chemicals, high-performance carbon materials and engineered polymers that purify, protect and enhance the world around us. Through a team of talented and experienced people, Ingevity develops, manufactures, and brings to market products and processes that help customers solve complex problems. These products are used in a variety of demanding applications, including asphalt paving, oil exploration and production, agrochemicals, adhesives, lubricants, publication inks, coatings, elastomers, bioplastics and automotive components that reduce gasoline vapor emissions. Headquartered in North Charleston, South Carolina, Ingevity operates from 25 locations around the world and employs approximately 1,850 people. The company is traded on the New York Stock Exchange (NYSE: NGVT). For more information visit www.ingevity.com.

Use of Non-GAAP Financial Measures
Ingevity has presented certain financial measures which have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). Definitions of our non-GAAP financial measures and a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP are included in the financial schedules accompanying this news release, under the section entitled "Non-GAAP Financial Measures."

A reconciliation of net income to adjusted EBITDA as projected for 2020 is not provided. Ingevity does not forecast net income as it cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components, net of tax, include further restructuring and other income (charges), net; additional acquisition and other related costs in connection with the acquisition of Perstorp Holding AB’s Capa caprolactone business; and additional pension and postretirement settlement and curtailment (income) charges. Additionally, discrete tax items could drive variability in our projected effective tax rate. All of these components could significantly impact such financial measures. Further, in the future, other items with similar characteristics to those currently included in adjusted EBITDA, that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact adjusted EBITDA.

Cautionary Statements About Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; impact of coronavirus; synergies and the potential benefits of the acquisition of Perstorp Holding AB’s Capa® caprolactone business (the “acquisition”); capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; markets for securities and expected future repurchases of shares, including statements about the manner, amount and timing of repurchases. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, adverse effects from the COVID-19 pandemic; risks that the expected benefits from the acquisition may not be realized or will not be realized in the expected time period, the risk that the acquired business will not be integrated successfully and the risk of significant transaction costs and unknown or understated liabilities; adverse effects of general economic and financial conditions; risks related to international sales and operations; impacts of currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations concerning our operations outside the U.S.; changes in trade policy, including the imposition of tariffs; the impact of the United Kingdom’s withdrawal from the European Union; attracting and retaining key personnel; adverse conditions in the global automotive market or adoption of alternative and new technologies; competition from producers of alternative products and new technologies, and new or emerging competitors; competition from infringing intellectual property activity; worldwide air quality standards; a decrease in government infrastructure spending; declining volumes and downward pricing in the printing inks market; the limited supply of or lack of access to sufficient crude tall oil; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, tornados, floods, fires; other unanticipated problems such as labor difficulties, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security breaches and other disruptions; complications with designing and implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2019 and our other periodic filings. Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this press release, or to update them to reflect events or circumstances occurring after the date of this press release.